Exhibit 32.1
Furnished (but not filed) as an exhibit to the periodic report identified in the Certification.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Preferred Apartment Communities, Inc. (the "Company") on Form 10-K for the period ended December 31, 2015 as filed with the Securities and Exchange Commission (the "Report"), I, John A. Williams, President and Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2016	/s/ John A. Williams
John A. Williams
Chief Executive Officer